SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: August 15, 2001


                                  XIN NET CORP.
                                  -------------
             (Exact name of registrant as specified in its charter)



Florida                         0-26559                 33-0751560
----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


          #830 - 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (604) 632-9638





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
ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          None.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          None.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          None.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.


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

ITEM 5.   OTHER EVENTS

     On August 15, 2001 the Board of Directors, pursuant to Florida law, adopted amended the Bylaws as follows:

          Article II Section 5. Shareholder Quorum

     Ten percent (10%) of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Any number of shareholders, even if less than a quorum, may adjourn the meeting without further notice until a quorum is obtained.


        The entire Bylaws, as amended, are attached hereto as SK exhibit #3.2.

ITEM 6.   RESIGNATION AND APPOINTMENT OF DIRECTORS

          None.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

     Financial Statements -        None.
     Exhibits -                    3.2  Amended Bylaws

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 16, 2001                        XIN NET CORP.


                                              By:/s/ Ernest Cheung
                                                 -------------------------------
                                                  Ernest Cheung, President




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